UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 29, 2013

Jefferies Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14947	95-4719745
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Madison Ave., New York, New York		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 212-284-2550

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.04.	Temporary Suspension of Trading under Registrant’s Employee Benefit Plans.

On January 29, 2013, Jefferies Group, Inc. (the “Company”) received notice of a forthcoming blackout period (the “Blackout Period”) for the Jefferies Group, Inc. Employees’ Profit Sharing Plan (“Profit Sharing Plan”) and the Jefferies Group, Inc. Employee Stock Ownership Plan (“Stock Ownership Plan” and, together with the Profit Sharing Plan, the “Plans”) in accordance with Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974, as amended. During the Blackout Period, participants in the Plans will be unable to direct or diversify amounts invested in individual accounts, obtain a loan from the applicable Plan or obtain a distribution from the applicable Plan. The Blackout Period is required by the Plans’ recordkeeper, Fidelity Investments, in connection with the previously announced proposed merger of the Company and Leucadia National Corporation (“Leucadia”). The Blackout Period will permit the conversion of the shares of the Company’s common stock held by the Plans into shares of Leucadia, which will be the parent entity of the combined company following the closing of the merger. The Blackout Period is currently expected to begin during the calendar week beginning February 24, 2013 and end during the calendar week beginning March 3, 2013. However, the timing of the Blackout Period is dependent on the timing of the merger closing and is therefore subject to change.

The Company notified its directors and executive officers of the Blackout Period, and the corresponding suspension of insider trading pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002, during the Blackout Period, on January 30, 2013. During the Blackout Period, directors and executive officers will be precluded from, directly or indirectly, purchasing, selling, or otherwise acquiring or transferring any common stock of the Company or other equity securities (or related securities) of the Company except as otherwise permitted by Regulation BTR. A copy of the notice provided to the Company’s directors and executive officers is filed hereto as Exhibit 99.1 and incorporated by reference herein.

During the blackout period and for two years after the date thereof, the Company’s security holders and other interested persons may obtain, without charge, the actual beginning and ending dates of the blackout period by contacting Michael J. Sharp, the Company’s Secretary, 520 Madison Ave., New York, NY 10022 (telephone (212-284-2300).

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being filed herewith:

Exhibit	Description

99.1	Notice of Blackout Period, dated January 30, 2013, to the Directors and Executive Officers of Jefferies Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jefferies Group, Inc.

Date: January 30, 2013	/s/ Roland T. Kelly
Roland T. Kelly
Assistant Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Notice of Blackout Period, dated January 30, 2013, to the Directors and Executive Officers of Jefferies Group, Inc.